UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2025

LAVA Therapeutics N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-40241	82-2745484
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Yalelaan 62 Utrecht, The Netherlands	3584
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: Tel: +31 85 016 3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary Shares, €0.12 par value	LVTX	Nasdaq Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

LAVA Therapeutics N.V., a Dutch public limited liability company (naamloze vennootschap) (the “Company”), held an extraordinary general meeting of shareholders (the “EGM”) on Friday, November 7, 2025, at 2:00 p.m., Central European Summer Time, at the offices of NautaDutilh N.V., Beethovenstraat 400, 1082 PR, Amsterdam, the Netherlands. As of October 10, 2025, the record date for the EGM, there were 26,305,295 of the Company’s ordinary shares, par value €0.12 per share (the “Shares”), issued and outstanding. At the EGM, a total of 16,693,201 Shares were present in person or by proxy, representing 63.45% of the total number of Shares outstanding and entitled to vote at the EGM and a quorum for all matters before the shareholders as required by the Company’s Articles of Association. The results of the matters voted upon and adopted at the EGM are set forth below.

(1)	Conditional appointment of the following person as executive director of the Company:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Owen Hughes	16,649,396	9,304	34,501	-

(2)	Conditional appointment of the following persons as non-executive directors of the Company:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Thomas Burns	16,649,383	9,317	34,501	-
Bradley Sitko	16,647,337	11,320	34,544	-
Maricel Montano	16,648,457	11,333	33,411	-

(3)	Granting of full and final discharge to each member of the Company’s board of directors for their acts of management or supervision, as applicable, up to and including the date of the EGM to the fullest extent permitted under applicable law.

Votes For	Votes Against	Abstain	Broker Non-Votes
14,901,602	204,004	1,587,595	-

(4)	Conditional resolution to enter into a Dutch statutory merger of the Company (as disappearing company) with and into LAVA Therapeutics New Topco B.V. (“New Topco”) (as acquiring company), with New Topco issuing class A shares in its share capital to the Company’s shareholders (other than XOMA Royalty Corporation (“Buyer”)) and class B shares in its share capital to Buyer, in accordance with Sections 2:309 et seq. of the Dutch Civil Code as contemplated by and in accordance with the terms of the merger proposal, filed with the Dutch trade register, and accompanying explanatory notes (the “Downstream Merger”).

Votes For	Votes Against	Abstain	Broker Non-Votes
16,672,260	12,474	8,467	-

(5)	Conditional resolution to approve, to the extent required under applicable law and the Company’s organizational documents, also within the meaning of Section 2:107a of the Dutch Civil Code, the Downstream Merger and the cancellation of all outstanding class A shares of New TopCo following the effective time of the Downstream Merger.

Votes For	Votes Against	Abstain	Broker Non-Votes
16,672,234	12,474	8,493	-

Important Additional Information and Where to Find It

This Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any ordinary shares of the Company or any other securities, nor is it a substitute for the tender offer materials that Buyer has filed with the SEC upon commencement of the tender offer. On August 15, 2025, a tender offer statement on Schedule TO (the “Tender Offer Statement”), including an offer to purchase, a letter of transmittal and related documents, was filed with the SEC by Buyer and a solicitation/recommendation statement on Schedule 14D-9 (the “Solicitation/Recommendation Statement”) was filed with the SEC by the Company with respect to the tender offer. The offer to purchase all of the outstanding ordinary shares of the Company is only being made pursuant to the Tender Offer Statement (as amended from time to time).

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND RELATED DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES (INCLUDING THE TERMS AND CONDITIONS OF THE OFFER). Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the Offer, which is named in the tender offer statement. Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by the Company under the “SEC Filings” subsection of the “Financials & Filings” section of the Company’s website at https://ir.lavatherapeutics.com or by accessing the Investor Relations sections of Buyer’s website at https://www.investors.xoma.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAVA Therapeutics N.V.

By:	/s/ Fred Powell
Name:	Fred Powell
Title:	Chief Financial Officer

Date: November 7, 2025